Exhibit 99.2

WIMC Review Third Quarter 2010

Table of Contents Safe Harbor Statement Introduction Third Quarter 2010 Financial Highlights Balance Sheet Income Statement Portfolio Metrics

Safe Harbor Statement Certain statements in this presentation and in our public documents to which we refer, contain or incorporate by reference “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal,” “may,” “should,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current belief, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. These risks and uncertainties are contained in Walter Investment Management Corp.’s Annual Report on Form 10-K dated March 2, 2010, and Walter Investment Management Corp.’s other filings with the Securities and Exchange Commission. In particular (but not by way of limitation), the following important factors and assumptions could affect the Company’s future results and could cause actual results to differ materially from those expressed in the forward-looking statements: • local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends and developments in particular; • the availability of suitable qualifying investments for the proceeds of the Company’s secondary offering and risks associated with any such investments we may pursue; • the availability of additional investment capital and suitable qualifying investments, and risks associated with the expansion of our business activities, including risks associated with extending our business outside of our current geographic footprint and/or expanding the scope of our business to include activities not currently undertaken by our business; • limitations imposed on the Company’s business due to its REIT status and the Company’s continued qualification as a REIT for federal income tax purposes; • financing sources and availability, and future interest expense; • fluctuations in interest rates and levels of mortgage prepayments; • increases in costs and other general competitive factors; • natural disasters and adverse weather conditions, especially to the extent they result in material payouts under insurance policies placed with our captive insurance subsidiary; • changes in federal, state and local policies, laws and regulations affecting our business, including, without limitation, mortgage financing or servicing, and/or the rights and obligations of property owners, mortgagees and tenants; • the effectiveness of our risk management strategies; • unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against the Company; • the ability or willingness of Walter Energy and other counterparties to satisfy its/their material obligations under its/their agreements with the Company; • the Company’s continued listing on the NYSE Amex; • uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs; • the integration of the former Hanover Capital Mortgage Holdings, Inc. business into that of Walter Investment Management, LLC and its affiliates (the “Merger”), and the realization of anticipated synergies, cost savings and growth opportunities from the Merger; • risks and uncertainties related to our recent acquisition of Marix Servicing, LLC, or Marix, including the accuracy of our due diligence into and our assessment of the Marix business; the potential loss of key customers of Marix or reduction in the services contracted for by any such customers as a result of the change of control of the company;; the failure of the market for the Marix’s services to develop, the possibility that we may not be able to successfully integrate Marix’s business, operations and employees; inability or difficulties in managing Marix’s growth; the effects of competition from a variety of local, regional, national and other mortgage servicers; and our ability to maintain necessary licensing to operate the business; • risks related to the possibility of changes in federal, state or local law resulting from recent mortgage foreclosure processing deficiencies; • future performance generally; • and other presently unidentified factors. This WIMC Review contains or references certain non-GAAP financial measures which are intended to assist in the evaluation of certain financial information provided by the Company. Information regarding non-GAAP financial measures and the reconciliation of them to GAAP measures are provided within this document. The financial information presented is unaudited. Should any of the financial information upon which a forward—looking statement is based change upon audit, the forward-looking statement may also change.

Introduction Note to Readers: Results for the three and nine months ended September 30, 2010 for Walter Investment Management Corp. (“WIMC”) were filed with the Securities and Exchange Commission (“SEC”) in a Form 10-Q on November 3, 2010. Results for the quarters ended June 30, 2010, March 31, 2010, September 30, 2009 and June 30, 2009 were filed with the SEC in a Form 10-Q on August 9, 2010, May 5, 2010, November 12, 2009 and August 14, 2009, respectively. Results for the year ended December 31, 2009 were filed with the SEC in a Form 10-K on March 2, 2010. Results as of and for the three year period ended December 31, 2008 and the quarter ended March 31, 2009 for Walter Investment Management, LLC (“WIM LLC”), the accounting predecessor to WIMC, were presented in a Form 8-K/A on July 10, 2009. Results for the quarter ended March 31, 2009 are available for Hanover Capital Mortgage Holdings Inc. (“Hanover”) in their Form 10-Q filed with the SEC on May 15, 2009. These filings and our earnings press releases provide information about our financial results in accordance with generally accepted accounting principles (GAAP). We urge you to review these documents, which are available through our web site, www.walterinvestment.com. This document, called the WIMC Review, provides supplemental information about WIMC through a discussion of many GAAP, as well as non-GAAP measures. We believe that these figures provide additional insight into WIMC’s business and future prospects. In each case in which we discuss a non-GAAP measure, you will find an explanation of how it has been calculated, why we think the figure is important, and a reconciliation between the GAAP and non-GAAP figures. We hope you find the WIMC Review helpful to your understanding of our business.

Third Quarter 2010 Highlights Net Income — $9.7 million reported net income, $0.36 diluted earnings per share (EPS). Acquisitions — Loan pool acquisitions — $30.4 million unpaid principal balance, $21.0 million purchase price. Liquidity — Purchased approximately $19.9 million of our mortgage-backed debt resulting in a gain on extinguishment of $1.7 Subsequent Events — Acquisition of Marix Servicing, LLC closed on November 2, 2010. — Loan pool acquisitions — the Company entered into two separate letters of intent in October to purchase additional p are expected to utilize up to $13.3 million of the proceeds of our 2009 secondary offering. — Purchased approximately $14.4 million of our mortgage-backed debt on November 1, 2010 resulting in a gain on ex of $2.3 million. - On November 2, 2010, the Company’s Board of Directors declared a dividend of $0.50 per share on its common sto of record on November 12, 2010 which will be paid on November 24, 2010. ns, which kholders

Book Value Per Share September 30, December 31, (in thousands, except per share data) 2010 2009 Cash and cash equivalents $40,199 $99,286 Restricted cash and cash equivalents 10,875 8,963 Restricted cash of securitization trusts 38,192 42,691 Receivables, net 3,524 3,052 Residential loans, net 355,212 333,636 Residential loans of securitization trusts, net 1,256,404 1,310,710 Subordinate security 1,820 1,801 Real estate owned 28,259 21,981 Real estate owned of securitization trusts 35,949 41,143 Deferred debt issuance costs of securitization trusts 17,360 18,450 Other assets 4,979 5,961 Total assets 1,792,773 1,887,674 Accounts payable $590 $13,489 Accounts payable of securitization trusts 539 556 Accrued expenses 28,386 28,296 Deferred income taxes, net 118 173 Mortgage-backed debt of securitization trusts 1,183,636 1,267,454 Accrued interest of securitization trusts 8,129 8,755 Other liabilities 801 767 Total liabilities 1,222,199 1,319,490 Total stockholders’ equity 570,574 568,184 Common stock outstanding 25,759 25,643 Book value per share $22.15 $22.16 Debt-to-equity ratio 2.07:1 2.23:1

Balance Sheet Breakdown

(Unaudited)
(In millions)

	September 30, 2010			June 30, 2010			December 31, 2009		
	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets
Securitized residential loans (1)	$ 1,256.4	$ (1,192.2)	$ 64.2	$ 1,272.7	$ (1,233.3)	$ 39.4	$ 1,310.7	$ (1,276.8)	$ 33.9
Securitized cash	38.2		38.2	39.8		39.8	42.7		42.7
Securitized deferred debt issuance costs	17.4		17.4	17.8		17.8	18.5		18.5
Securitized real estate owned	35.9		35.9	35.2		35.2	41.1		41.1
Total securitized net assets	1,347.9	(1,192.2)	155.7	1,365.5	(1,233.3)	132.2	1,413.0	(1,276.8)	136.2
Unencumbered residential loans	355.2		355.2	343.1		343.1	333.6		333.6
Unencumbered real estate owned	28.3		28.3	27.0		27.0	22.0		22.0
Total unencumbered net assets	383.5	-	383.5	370.1	-	370.1	355.6	-	355.6
Unrestricted cash	40.2		40.2	79.3		79.3	99.3		99.3
Other (2)	21.1	(29.9)	(8.8)	19.8	(27.9)	(8.1)	19.8	(42.7)	(22.9)
Total GAAP net assets	$ 1,792.7	$ (1,222.1)	$ 570.6	$ 1,834.7	$ (1,261.2)	$ 573.5	$ 1,887.7	$ (1,319.5)	$ 568.2

GAAP reconciliation for September 30, 2010

(1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,183.6 million, accounts payable of $0.5 million and accrued interest of $8.1 million.

(2) Other assets in the above table consist of the following GAAP balances: restricted cash of $10.9 million, receivables of $3.5 million, subordinated security of $1.8 million and other assets of $5.0 million. Other liabilities in the above table consist of the following GAAP balances: accounts payable of $0.6 million, accrued expenses of $28.4 million, deferred income taxes payable of $0.1 million and other liabilities of $0.8 million.

Walter
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Residential Loan Portfolio — Breakdown by Securitization Trust and Vintage Category (Unaudited) (in millions) Vintage Category Residential Loans, Net Origination Date of Outstanding Balances (includes Allowance for REO financed sales) Principal Yield Yield Loan Book Trust Pre 2000 2000-2005 2006-2010 Balance Adjustment Balance Losses Value % of Total Hanover $3.7 $ — $ — $3.7 $0.1 $3.6 $0.1 $3.5 0.2% IV 112.2 25.8 11.6 149.6 15.8 133.8 0.9 132.9 8.2% VI 94.7 13.6 10.4 118.7 14.5 104.2 0.8 103.4 6.4% VII 95.0 12.7 10.9 118.6 15.1 103.5 0.7 102.8 6.4% VIII 87.3 23.7 14.3 125.3 16.0 109.3 0.8 108.5 6.7% X 0.9 159.8 23.8 184.5 24.8 159.7 1.1 158.6 9.8% XI 0.0 144.3 21.4 165.7 15.7 150.0 1.1 148.9 9.2% 2004-1 0.0 146.3 23.2 169.5 6.6 162.9 1.2 161.7 10.0% 2005-1 0.0 140.8 30.2 171.0 4.1 166.9 1.5 165.4 10.3% 2006-1 0.0 10.3 168.5 178.8 5.4 173.4 2.7 170.7 10.6% Securitized $393.8 $677.3 $314.3 $1,385.4 $118.1 $1,267.3 $10.9 $1,256.4 78.0% Unencumbered 0.8 7.2 393.3 401.3 40.7 360.6 5.4 355.2 22.0% Total $394.6 $684.5 $707.6 $1,786.7 $158.8 $1,627.9 $16.3 $1,611.6 100.0% Per GAAP balance sheet $16.3 $1,611.6

GAAP Income Statement Three Months Ended September 30, (in thousands) 2010 2009 Net interest income: Interest income $41,307 $43,019 Less: Interest expense 20,316 22,229 Total net interest income 20,991 20,790 Less: Provision for loan losses 3,234 2,701 Total net interest income after provision for loan losses 17,757 18,089 Non-interest income: Premium revenue 1,778 2,025 Other income, net 437 1,263 Total non-interest income 2,215 3,288 Non-interest expenses: Claims expense 914 1,098 Salaries and benefits 5,708 5,441 Legal and professional 1,014 615 Occupancy 350 223 Technology and communication 681 687 Depreciation and amortization 59 105 General and administrative 2,868 3,219 Gain on debt extinguishment (1,680) -Losses (gains) on real estate owned, net 60 401 Related party — allocated corporate charges — -Total non-interest expenses 9,974 11,789 Income before income taxes 9,998 9,588 Income tax expense 312 1,345 GAAP net income $9,686 $8,243 Taxable income is pre-tax income as calculated for tax purposes. Taxable income differs from GAAP income. REIT taxable income is the primary determinant of the minimum amount of dividends that must be distributed in order to maintain the tax status as a REIT. REIT taxable income is pre-tax profit, as calculated for tax purposes, excluding taxable income earned at taxable subsidiaries. REITs are required to distribute at least 90% of their REIT taxable income as dividends. In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

GAAP Income Statement Nine Months Ended September 30, (in thousands) 2010 2009 Net interest income: Interest income $124,817 $133,525 Less: Interest expense 62,612 67,972 Total net interest income 62,205 65,553 Less: Provision for loan losses 11,224 10,663 Total net interest income after provision for loan losses 50,981 54,890 Non-interest income: Premium revenue 6,636 8,086 Other income, net 2,213 2,066 Total non-interest income 8,849 10,152 Non-interest expenses: Claims expense 2,739 3,760 Salaries and benefits 18,547 15,254 Legal and professional 2,849 3,215 Occupancy 1,023 1,023 Technology and communication 2,082 2,236 Depreciation and amortization 243 336 General and administrative 8,131 8,286 Gain on debt extinguishment (1,680) -Losses (gains) on real estate owned, net (1,293) 548 Related party — allocated corporate charges — 853 Total non-interest expenses 32,641 35,511 Income before income taxes 27,189 29,531 Income tax expense (benefit) 828 (75,725) GAAP net income $26,361 $105,256 Taxable income is pre-tax income as calculated for tax purposes. Taxable income differs from GAAP income. REIT taxable income is the primary determinant of the minimum amount of dividends that must be distributed in order to maintain the tax status as a REIT. REIT taxable income is pre-tax profit, as calculated for tax purposes, excluding taxable income earned at taxable subsidiaries. REITs are required to distribute at least 90% of their REIT taxable income as dividends. In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Net Interest Income & Net Interest Margin Profitability Ratios Effective interest income yield, effective interest expense on mortgage-backed debt and net interest spread have been annualized. Effective interest income yield calculated using the average residential loan balance, net of yield adjustments and gross of allowance. The average residential loan balance includes delinquent, bankrupt and foreclosure loans and excludes real estate owned.

Summary of Overhead and Servicing Costs by Function

($ in thousands)

Three Months Ended September 30, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 1,694	$ -	$ 160	$ 90	$ 5	$ 487	$ -	$ 2,436
Centralized	629	119	-	3	1	218	-	970
Total Servicing (Direct Costs)	2,323	119	160	93	6	705	-	3,406
Insurance Services	128	30	6	2	-	422	-	588
Advisory Services	386	14	52	14	4	27	-	497
Information Technology	210	149	-	563	14	26	-	962
Corporate Overhead (1)	2,661	702	132	9	35	1,688	-	5,227
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	$ 5,708	$ 1,014	$ 350	$ 681	$ 59	$ 2,868	$ -	$ 10,680
Claims Expense								914
Gain on Debt Extinguishment								(1,680)
Losses on Real Estate Owned, Net								60
Total GAAP Non-Interest Expenses								$ 9,974

Three Months Ended September 30, 2009

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 1,763	$ -	$ 152	$ 118	$ 3	$ 392	$ -	$ 2,428
Centralized	598	118	-	5	43	228	-	992
Total Servicing (Direct Costs)	2,361	118	152	123	46	620	-	3,420
Insurance Services	232	35	10	2	1	485	-	765
Advisory Services	571	29	(97)	14	12	92	-	621
Information Technology	319	9	-	535	2	8	-	873
Corporate Overhead (1)	1,958	113	158	(6)	44	1,961	-	4,228
Spin-off Charges	-	311	-	19	-	53	-	383
Total Overhead and Servicing Costs	$ 5,441	$ 615	$ 223	$ 687	$ 105	$ 3,219	$ -	$ 10,290
Claims Expense								1,098
Gain on Debt Extinguishment								-
Losses on Real Estate Owned, Net								401
Total GAAP Non-Interest Expenses								$ 11,789

(1) Increase is primarily attributable to an increase in salaries and benefits due to additional employees to support the stand-alone company, additional stock compensation expense, as well as severance costs along with an increase in legal and professional expenses due to a one time credit in prior year for trust related expenses. These increases were partially offset by a decrease in general and administrative expenses.

Walter

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Summary of Overhead and Servicing Costs by Function

($ in thousands)

Nine Months Ended September 30, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 5,461	$ 5	$ 465	$ 303	$ 11	$ 1,383	$ -	$ 7,628
Centralized	1,979	321	-	13	87	671	-	3,071
Total Servicing (Direct Costs)	7,440	326	465	316	98	2,054	-	10,699
Insurance Services	396	90	16	4	-	1,307	-	1,813
Advisory Services	2,085	163	158	42	16	101	-	2,565
Information Technology	745	319	-	1,700	25	60	-	2,849
Corporate Overhead (1)	7,881	1,951	384	20	104	4,609	-	14,949
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	$ 18,547	$ 2,849	$ 1,023	$ 2,082	$ 243	$ 8,131	$ -	$ 32,875
Claims Expense								2,739
Gain on Debt Extinguishment								(1,680)
Gains on Real Estate Owned, Net								(1,293)
Total GAAP Non-Interest Expenses								$ 32,641

Nine Months Ended September 30, 2009

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 5,145	$ -	$ 428	$ 350	$ 14	$ 1,267	$ -	$ 7,204
Centralized	1,841	374	-	15	130	904	-	3,264
Total Servicing (Direct Costs)	6,986	374	428	365	144	2,171	-	10,468
Insurance Services	720	252	17	11	7	1,567	-	2,574
Advisory Services	1,183	102	(44)	39	24	214	-	1,518
Information Technology	956	132	-	1,795	61	30	-	2,974
Corporate Overhead (1)	5,333	1,013	622	7	77	3,823	853	11,728
Spin-off Charges	76	1,342	-	19	23	481	-	1,941
Total Overhead and Servicing Costs	$ 15,254	$ 3,215	$ 1,023	$ 2,236	$ 336	$ 8,286	$ 853	$ 31,203
Claims Expense								3,760
Gain on Debt Extinguishment								-
Losses on Real Estate Owned, Net								548
Total GAAP Non-Interest Expenses								$ 35,511

(1) Increase is primarily attributable to an increase in salaries and benefits due to additional employees to support the stand-alone company, additional stock compensation expense, as well as severance costs and general and administrative expenses, partially offset by a decrease in occupancy expenses and no longer incurring related party corporate charges from our former parent.

Walter
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Allowance Overview 3Q10 2Q10 1Q10 4Q09 Provision for loan losses $3.2 $4.0 $3.9 $4.8 Net charge-offs $3.7 $4.6 $4.3 $4.9 Net charge-off ratio (1) 0.90% 1.13% 1.04% 1.17% Allowance for loan losses $16.3 $16.7 $17.3 $17.7 Allowance for loan losses ratio (2) 1.00% 1.02% 1.06% 1.06% (1) The charge-off ratio is calculated as annualized charge-offs, net of recoveries divided by average resident before the allowance for loan losses. (2) The allowance for loan loss ratio is calculated as period end allowance for loan losses divided by period e loans before the allowance for loan losses.

Quarterly Performance Highlights - Portfolio Data

	3Q10	2Q10	1Q10	4Q09	3Q09
30+ delinquencies (1)	4.56%	4.26%	4.21%	5.44%	5.55%
90+ delinquencies (1)	2.57%	2.31%	2.89%	3.37%	3.24%
Foreclosures in process	2.70%	2.37%	2.80%	3.23%	3.09%
Default rate (2)	5.15%	6.37%	5.68%	6.15%	5.37%
REO aging					
0-90	22.66%	26.42%	23.25%	28.18%	26.59%
91-180	19.33%	15.87%	18.72%	17.83%	20.63%
180+	58.01%	57.70%	58.03%	53.99%	52.78%
30+ deliquencies (1)	$ 80.8	$ 75.5	$ 75.4	$ 98.7	$ 102.7
Real estate owned	64.2	62.2	62.0	63.1	56.7
Advances - taxes, insurance and other	17.2	16.2	16.4	16.3	15.4
Non-performing assets (NPA)	$ 162.2	$ 153.9	$ 153.8	$ 178.1	$ 174.8
NPA ratio (3)	8.75%	8.32%	8.24%	9.40%	9.08%
Total residential loan portfolio (4)	$ 1,853.8	$ 1,850.6	$ 1,867.4	$ 1,895.2	$ 1,924.7
Number of accounts serviced (5)	34,520	34,700	34,724	35,236	35,725

(1) Delinquencies are defined as the percentage of principal balances outstanding which have monthly payments over 30 days past due. The calculation of delinquencies excludes from delinquent amounts those accounts that are in bankruptcy proceedings that are paying their mortgage payments in contractual compliance with bankruptcy court approved mortgage payment obligations.

(2) The default rate is calculated as the annualized balance of foreclosures for the period, divided by the average residential loans.

(3) The non-performing assets ratio is calculated as period-end non-performing assets, divided by period-end principal balance of residential loans plus REO and TIO.

(4) Total portfolio includes the principal balance of residential loans, REO and TIO.

(5) Includes REO accounts.

Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Walter Investment Management Corp.
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Prepayment Speeds and Loss Severities by Trust

	3Q10	2Q10	1Q10	4Q09	3Q09
Prepayment Speeds	2.63%	3.13%	2.64%	2.95%	3.36%
Unencumbered	3.51%	3.89%	2.95%	2.55%	4.05%
Trust IV	2.64%	2.98%	2.76%	2.37%	3.98%
Trust VI	1.94%	2.45%	2.30%	2.24%	3.09%
Trust VII	3.31%	1.55%	2.68%	2.05%	3.09%
Trust VIII	2.20%	3.46%	1.82%	2.49%	2.76%
Trust X	1.39%	3.70%	1.85%	2.27%	1.92%
Trust XI	1.84%	2.35%	1.57%	2.90%	1.88%
Trust 2004-1	3.97%	3.57%	5.26%	3.16%	4.04%
Trust 2005-1	1.65%	2.24%	1.94%	3.92%	3.01%
Trust 2006-1	2.47%	3.05%	2.73%	4.23%	4.86%
Loss Severity (1)	16.86%	14.30%	11.85%	12.08%	16.90%
Unencumbered	15.97%	17.86%	15.38%	18.19%	19.27%
Trust IV	3.36%	5.20%	2.61%	0.57%	-3.26%
Trust VI	3.71%	-3.01%	7.53%	8.21%	9.34%
Trust VII	10.24%	12.22%	8.46%	2.18%	4.41%
Trust VIII	10.16%	-0.71%	4.23%	1.89%	11.15%
Trust X	8.15%	8.25%	7.28%	13.35%	6.45%
Trust XI	14.38%	10.92%	8.87%	11.54%	12.47%
Trust 2004-1	9.87%	10.30%	5.11%	7.56%	14.02%
Trust 2005-1 (2)	17.02%	12.53%	14.09%	9.91%	19.86%
Trust 2006-1 (2)	35.67%	23.55%	17.92%	15.96%	35.43%

(1) Loss severities are calculated as the loss on sale of REO properties divided by the carrying value of REO.

(2) The increase in loss severities for Trust 2005-1 and 2006-1 from Q2 2010 is due to primarily to sales of ARM accounts which experienced worse severities than fixed accounts.

Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Walter Investment Management Corp.

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2010 Portfolio Acquisitions Geographic distribution of acquired portfolio 80% fixed rate mortgages FL ARMs 26% 20% TX AZ 48% 5% NC 4% OK 3% Fixed Other 80% 14% Principal balance of loans purchased (in millions) $ 54.6 Proceeds from equity raise used to purchase pools (in millions) $ 40.7 Purchase price 74.5% September 30, Acquisition Date 2010 Number of residential loans in the four pools acquired 858 848 Average loan size $ 63,658 $ 62,238 Weighted average coupon 9.2% 9.2% Weighted average seasoning 30 months 32 months 30+ days delinquent 11.4% 7.5% (1) 90+ days delinquent 0.4% 3.5% Modification % 16.1% 16.4% Weighted average current FICO 592 592 Effective LTV (based on purchase price) 79.9% 80.0% Real estate owned (units) — 4 Real estate owned ($) $ — $ 106,000 (1) For the three pools being serviced by the Company at September 30, 2010, the delinquency rate was 3.8%.

Static Pool Data — Cumulative Losses 7.00% 6.50% 6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 0 50 100 150 Months Since Issuance Trust IV Trust VI Trust VII Trust VIII Trust X Trust XI Trust 2004-1 Trust 2005-1 Trust 2006-1 Unencumbered Initial balances for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balan Economic balance, as definited in the trust agreements, is the present value of the scheduled remaining monthly payments. Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Static Pool Data — Cumulative Foreclosures 27.50% 25.00% 22.50% 20.00% 17.50% 15.00% 12.50% 10.00% 7.50% 5.00% 2.50% 0.00% 0 25 50 75 100 125 150 175 Months Since Issuance Trust IV Trust VI Trust VII Trust VIII Trust X Trust XI Trust 2004-1 Trust 2005-1 Trust 2006-1 Unencumbered Initial balances for WIMC unpledged and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initia Economic balance, as definited in the trust agreements, is the present value of the scheduled remaining monthly payments. Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Static Pool Data — 90+ Delinquency 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 1 21 41 61 81 101 121 141 161 181 Months Since Issuance Trust IV Trust VI Trust VII Trust VIII Trust X Trust XI Trust 2004-1 Trust 2005-1 Trust 2006-1 Unencumbered Delinquency rates for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on outstanding principal balance. Delinquency rates for Trusts II, IV, VI, VII, VIII and X are based on gross reported historically. Gross balances include unearned interest. Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Static Pool Data — Prepayment Rates 25% 20% 15% 10% 5% 0% -5% Jan-02 Aug-02 Mar-03 Oct-03 May-04 Dec-04 Jul-05 Feb-06 Sep-06 Apr-07 Nov-07 Jun-08 Jan-09 Aug-09 Mar-10 Trust IV Trust VI Trust VII Trust VIII Trust X Trust XI 2004-1 2005-1 2006-1 Unencumbered Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing

Portfolio Characteristics — Total Residential Loan Portfolio (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 1,772,642,003 1,772,211,609 1,789,034,453 1,815,762,981 1,852,578,466 Security Type ARM 25,443,234 20,224,020 22,230,426 23,122,743 24,699,651 Fixed 1,747,198,769 1,751,987,589 1,766,804,028 1,792,640,238 1,827,878,816 Total 1,772,642,003 1,772,211,609 1,789,034,453 1,815,762,981 1,852,578,466 Underlying Loan Characteristics Number of Loans 33,525 33,719 33,730 34,205 34,804 Total Principal Balance 1,772,642,003 1,772,211,609 1,789,034,453 1,815,762,981 1,852,578,466 Average Loan Size 52,875 52,558 53,040 53,085 53,229 Year 2010 Origination 3% 2% 1% 0% 0% Year 2009 Origination 4% 3% 3% 3% 3% Year 2008 Origination 9% 7% 7% 7% 8% Year 2007 Origination 13% 13% 13% 13% 13% Year 2006 Origination 11% 12% 12% 12% 12% Year 2005 Origination 8% 8% 8% 9% 9% Year 2004 Origination and Earlier 53% 54% 55% 56% 56% State TX 35% 35% 34% 34% 34% MS 15% 15% 15% 15% 15% AL 8% 9% 9% 9% 9% LA 6% 6% 7% 7% 7% FL 6% 6% 6% 6% 6% SC 6% 6% 6% 6% 6% Other States 23% 23% 23% 23% 23% Current Delinquency Status Current 95% 96% 96% 95% 94% 30 1% 1% 1% 1% 2% 60 1% 1% 0% 1% 1% 90 0% 0% 0% 1% 1% 120+ 2% 2% 3% 3% 3% Loan Status Active 91% 91% 90% 90% 90% Bankruptcy 7% 7% 7% 7% 6% Foreclosure 3% 2% 3% 3% 3% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 995 981 994 1,031 921 $64,351,950 62,174,958 61,951,119 63,123,756 56,745,020 0-3 months 29% 33% 30% 30% 34% 4-6 months 17% 14% 16% 18% 17% 7-9 months 11% 12% 13% 14% 13% 10-12 months 10% 10% 11% 10% 12% over 12 months 33% 31% 30% 28% 24% Weighted Average Original LTV 89% 89% 89% 89% 89% Original LTV: 0-70 1% 1% 2% 2% 2% Original LTV: 70.01 — 80 3% 3% 3% 3% 3% Original LTV: 80.01 — 90 71% 70% 71% 70% 70% Original LTV: 90.01 — 100 25% 25% 25% 25% 26% Weighted Average FICO 584 580 580 580 581 FICO: <=600 55% 57% 57% 56% 51% FICO: 601 — 640 14% 14% 13% 13% 12% FICO: 641 — 680 9% 8% 8% 8% 8% FICO: 681 — 720 5% 5% 5% 5% 4% FICO: 721 — 760 3% 3% 3% 3% 3% FICO: 761 — 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown* 11% 10% 10% 11% 19% New Sale/Resale Customer New Sale 82% 82% 83% 84% 85% Resale 18% 18% 17% 16% 15% *For those residential loans in the portfolio prior to electronic tracking of original LTVs, the maximum LTV was 90%, or 10% equity. Thus, these residential loans have been included in the 80.01 to 90.00 LTV category. Note: Portfolio characteristics data relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Unencumbered Residential Loans — Ending Balance, LTV and FICO ($ in millions) 3Q10 2Q10 1Q10 4Q09 3Q09 Ending balance (principal balance): Legacy unencumbered loans $348.5 $355.0 $360.5 $365.8 $373. Newly acquired unencumbered loans 42.4 13.3 — -Total unencumbered portfolio $390.9 $368.3 $360.5 $365.8 $373. Weighted average LTV: Legacy unencumbered loans 87.0% 88.0% 88.0% 88.0% 88.0 Newly acquired unencumbered loans 80.0% 83.0% — -Total unencumbered portfolio 87.0% 88.0% 88.0% 88.0% 88.0 Weighted average FICO: Legacy unencumbered loans 571 566 566 566 57 Newly acquired unencumbered loans 589 582 — -Total unencumbered portfolio 573 567 566 566 57 Note: Information relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Portfolio Characteristics — Total Unencumbered Residential Loans (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 390,944,524 368,339,701 360,543,367 365,796,685 373,872,840 Security Type ARM 6,982,549 1,159,917 1,321,946 1,452,215 1,453,854 Fixed 383,961,974 367,179,785 359,221,420 364,344,470 372,418,986 Total 390,944,524 368,339,701 360,543,367 365,796,685 373,872,840 Underlying Loan Characteristics Number of Loans 4,379 4,150 3,676 3,703 3,779 Total Principal Balance 390,944,524 368,339,701 360,543,367 365,796,685 373,872,840 Average Loan Size 89,277 88,757 98,080 98,784 98,934 Year 2010 Origination 4% 3% 2% 0% 0% Year 2009 Origination 6% 5% 4% 4% 3% Year 2008 Origination 33% 29% 28% 28% 29% Year 2007 Origination 53% 54% 57% 58% 59% Year 2006 Origination 2% 7% 7% 7% 7% Year 2005 Origination 0% 0% 0% 0% 0% Year 2004 Origination and Earlier 2% 2% 2% 2% 2% State TX 37% 36% 34% 34% 34% MS 12% 12% 13% 13% 13% AL 9% 10% 10% 10% 10% LA 7% 8% 8% 8% 8% FL 10% 9% 9% 9% 9% SC 6% 6% 6% 6% 6% Other States 19% 19% 20% 20% 20% Current Delinquency Status Current 92% 92% 92% 91% 91% 30 2% 2% 2% 2% 2% 60 1% 1% 1% 2% 1% 90 1% 1% 1% 1% 1% 120+ 4% 4% 5% 5% 4% Loan Status Active 88% 88% 87% 87% 88% Bankruptcy 7% 8% 8% 7% 7% Foreclosure 5% 4% 5% 6% 5% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 348 344 335 271 227 $28,305,198 26,963,416 25,283,901 21,960,855 19,247,757 0-3 months 25% 30% 26% 34% 34% 4-6 months 18% 16% 17% 17% 19% 7-9 months 13% 12% 15% 17% 11% 10-12 months 9% 11% 13% 10% 14% over 12 months 35% 32% 29% 23% 21% Weighted Average Original LTV 87% 88% 88% 88% 88% Original LTV: 0-70 3% 4% 4% 4% 4% Original LTV: 70.01 — 80 6% 6% 7% 7% 7% Original LTV: 80.01 — 90 51% 46% 45% 44% 43% Original LTV: 90.01 — 100 40% 44% 45% 46% 46% Weighted Average FICO 573 567 566 566 573 FICO: <=600 61% 63% 63% 63% 52% FICO: 601 — 640 13% 12% 11% 11% 11% FICO: 641 — 680 8% 7% 7% 7% 7% FICO: 681 — 720 5% 5% 5% 5% 4% FICO: 721 — 760 2% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 8% 9% 9% 9% 20% New Sale/Resale Customer New Sale 90% 91% 93% 94% 95% Resale 10% 9% 7% 6% 5% Note: Portfolio characteristics data relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Portfolio Characteristics — Legacy Unencumbered Residential Loans (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 348,526,263 355,005,374 360,543,367 365,796,685 373,872,840 Security Type ARM 1,158,284 1,159,917 1,321,946 1,452,215 1,453,854 Fixed 347,367,979 353,845,457 359,221,420 364,344,470 372,418,986 Total 348,526,263 355,005,374 360,543,367 365,796,685 373,872,840 Underlying Loan Characteristics Number of Loans 3,626 3,660 3,676 3,703 3,779 Total Principal Balance 348,526,263 355,005,374 360,543,367 365,796,685 373,872,840 Average Loan Size 96,119 96,996 98,080 98,784 98,934 Year 2010 Origination 5% 3% 2% 0% 0% Year 2009 Origination 4% 4% 4% 4% 3% Year 2008 Origination 31% 28% 28% 28% 29% Year 2007 Origination 55% 56% 57% 58% 59% Year 2006 Origination 2% 7% 7% 7% 7% Year 2005 Origination 0% 0% 0% 0% 0% Year 2004 Origination and Earlier 2% 2% 2% 2% 2% State TX 35% 34% 34% 34% 34% MS 13% 13% 13% 13% 13% AL 10% 10% 10% 10% 10% LA 8% 8% 8% 8% 8% FL 9% 9% 9% 9% 9% SC 7% 7% 6% 6% 6% Other States 19% 19% 20% 20% 20% Current Delinquency Status Current 92% 92% 92% 91% 91% 30 2% 2% 2% 2% 2% 60 1% 1% 1% 2% 1% 90 1% 1% 1% 1% 1% 120+ 4% 4% 5% 5% 4% Loan Status Active 87% 87% 87% 87% 88% Bankruptcy 8% 8% 8% 7% 7% Foreclosure 5% 4% 5% 6% 5% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 344 344 335 271 227 $28,199,504 26,963,416 25,283,901 21,960,855 19,247,757 0-3 months 25% 30% 26% 34% 34% 4-6 months 18% 16% 17% 17% 19% 7-9 months 13% 12% 15% 17% 11% 10-12 months 9% 11% 13% 10% 14% over 12 months 35% 32% 29% 23% 21% Weighted Average Original LTV 87% 88% 88% 88% 88% Original LTV: 0-70 4% 4% 4% 4% 4% Original LTV: 70.01 — 80 6% 7% 7% 7% 7% Original LTV: 80.01 — 90 39% 44% 45% 44% 43% Original LTV: 90.01 — 100 51% 46% 45% 46% 46% Weighted Average FICO 571 566 566 566 573 FICO: <=600 62% 63% 63% 63% 52% FICO: 601 — 640 13% 11% 11% 11% 11% FICO: 641 — 680 8% 7% 7% 7% 7% FICO: 681 — 720 4% 5% 5% 5% 4% FICO: 721 — 760 2% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 8% 9% 9% 9% 20% New Sale/Resale Customer New Sale 89% 90% 93% 94% 95% Resale 11% 10% 7% 6% 5%

Portfolio Characteristics — 2010 Acquisitions of Unencumbered Residential Loans (Unaudited) 2010 2010 Q3 Q2 Principal Value 42,418,261 13,334,328 Security Type ARM 5,824,265 -Fixed 36,593,996 13,334,328 Total 42,418,261 13,334,328 Underlying Loan Characteristics Number of Loans 753 490 Total Principal Balance 42,418,261 13,334,328 Average Loan Size 56,332 27,213 Year 2010 Origination 0% 0% Year 2009 Origination 18% 27% Year 2008 Origination 48% 50% Year 2007 Origination 33% 17% Year 2006 Origination 2% 7% Year 2005 Origination 0% 0% Year 2004 Origination and Earlier 0% 0% State TX 56% 75% FL 21% 0% AZ 7% 0% TN 4% 10% NC 3% 0% OK 3% 10% Other States 6% 4% Current Delinquency Status Current 96% 93% 30 1% 5% 60 1% 2% 90 0% 1% 120+ 1% 0% Loan Status Active 98% 100% Bankruptcy 0% 0% Foreclosure 2% 0% Litigation 0% 0% Total Fire Loss 0% 0% Real Estate Owned # of Accounts 4 -$105,694 -0-3 months 100% 0% 4-6 months 0% 0% 7-9 months 0% 0% 10-12 months 0% 0% over 12 months 0% 0% Weighted Average Original LTV 80.0% 83% Original LTV: 0-70 11% 4% Original LTV: 70.01 — 80 28% 20% Original LTV: 80.01 — 90 60% 63% Original LTV: 90.01 — 100 2% 13% Weighted Average FICO 589 582 FICO: <=600 52% 61% FICO: 601 — 640 15% 20% FICO: 641 — 680 17% 9% FICO: 681 — 720 9% 6% FICO: 721 — 760 2% 1% FICO: 761 — 800 0% 1% FICO: >=801 0% 0% Unknown 6% 3% New Sale/Resale Customer New Sale 100% 100% Resale 0% 0% Note: Portfolio characteristics data relates to the servicing portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Portfolio Characteristics — Residential Loans in Securitization Trusts (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 1,381,697,479 1,403,871,908 1,428,491,086 1,449,966,296 1,478,705,627 Security Type ARM 18,460,684 19,064,103 20,908,479 21,670,528 23,245,797 Fixed 1,363,236,795 1,384,807,804 1,407,582,607 1,428,295,768 1,455,459,830 Total 1,381,697,479 1,403,871,908 1,428,491,086 1,449,966,296 1,478,705,627 Underlying Loan Characteristics Number of Loans 29,146 29,569 30,054 30,502 31,025 Total Principal Balance 1,381,697,479 1,403,871,908 1,428,491,086 1,449,966,296 1,478,705,627 Average Loan Size 47,406 47,478 47,531 47,537 47,662 Year 2010 Origination 3% 2% 1% 0% 0% Year 2009 Origination 3% 3% 3% 3% 2% Year 2008 Origination 2% 2% 2% 2% 2% Year 2007 Origination 2% 2% 2% 2% 2% Year 2006 Origination 13% 13% 13% 13% 13% Year 2005 Origination 10% 10% 11% 11% 11% Year 2004 Origination and Earlier 67% 68% 69% 69% 70% State TX 34% 34% 34% 34% 34% MS 16% 16% 16% 16% 16% AL 8% 8% 8% 8% 8% LA 6% 6% 6% 6% 6% FL 5% 5% 5% 5% 5% SC 6% 6% 6% 6% 6% Other States 24% 24% 24% 24% 24% Current Delinquency Status Current 96% 97% 97% 96% 95% 30 1% 1% 1% 1% 1% 60 1% 0% 0% 1% 1% 90 0% 0% 0% 0% 0% 120+ 2% 2% 2% 2% 2% Loan Status Active 91% 91% 91% 91% 91% Bankruptcy 6% 7% 7% 7% 6% Foreclosure 2% 2% 2% 3% 3% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 647 637 659 760 694 $35,948,996 35,211,542 36,667,217 41,162,901 37,497,263 0-3 months 33% 36% 33% 35% 35% 4-6 months 16% 13% 15% 15% 16% 7-9 months 10% 12% 11% 12% 13% 10-12 months 10% 9% 9% 10% 10% over 12 months 31% 30% 31% 28% 25% Weighted Average Original LTV 89% 89% 89% 89% 89% Original LTV: 0-70 1% 1% 1% 1% 1% Original LTV: 70.01 — 80 2% 2% 2% 2% 2% Original LTV: 80.01 — 90 77% 77% 77% 77% 77% Original LTV: 90.01 — 100 20% 20% 20% 20% 21% Weighted Average FICO 587 584 584 583 581 FICO: <=600 53% 55% 55% 55% 50% FICO: 601 — 640 14% 14% 14% 14% 12% FICO: 641 — 680 9% 9% 9% 9% 8% FICO: 681 — 720 5% 5% 5% 5% 4% FICO: 721 — 760 3% 3% 3% 3% 3% FICO: 761 — 800 3% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 12% 11% 11% 11% 19% New Sale/Resale Customer New Sale 80% 80% 81% 82% 82% Resale 20% 20% 19% 18% 18% Note: Portfolio characteristics data relates to the servicing portfolio only.

Portfolio Characteristics — Trust II (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 21,531,128 22,517,569 23,653,886 24,777,221 25,794,691 Security Type ARM — - — - -Fixed 21,531,128 22,517,569 23,653,886 24,777,221 25,794,691 Total 21,531,128 22,517,569 23,653,886 24,777,221 25,794,691 Underlying Loan Characteristics Number of Loans 1,709 1,795 1,882 1,976 2,032 Total Principal Balance 21,531,128 22,517,569 23,653,886 24,777,221 25,794,691 Average Loan Size 12,599 12,545 12,568 12,539 12,694 Year 2010 Origination 2% 1% 1% 0% 0% Year 2009 Origination 2% 2% 2% 2% 2% Year 2008 Origination 2% 2% 2% 2% 2% Year 2007 Origination 2% 2% 2% 2% 2% Year 2006 Origination 2% 2% 2% 2% 2% Year 2005 Origination 2% 2% 2% 2% 2% Year 2004 Origination and Earlier 87% 88% 89% 90% 90% State TX 47% 46% 46% 46% 46% MS 10% 10% 11% 11% 11% AL 8% 8% 8% 7% 7% LA 4% 4% 4% 4% 4% FL 6% 5% 5% 5% 5% SC 5% 5% 5% 5% 5% Other States 20% 21% 21% 21% 21% Current Delinquency Status Current 97% 98% 98% 97% 97% 30 1% 1% 0% 1% 1% 60 0% 0% 0% 0% 0% 90 0% 0% 1% 0% 0% 120+ 1% 1% 1% 2% 1% Loan Status Active 95% 95% 95% 96% 95% Bankruptcy 3% 3% 3% 3% 3% Foreclosure 2% 2% 2% 1% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 17 15 13 15 13 $374,834 336,808 253,644 342,466 278,873 0-3 months 42% 60% 51% 41% 33% 4-6 months 11% 10% 3% 14% 9% 7-9 months 15% 2% 19% 5% 12% 10-12 months 8% 4% 10% 5% 18% over 12 months 25% 23% 18% 36% 29% Weighted Average Original LTV 95% 95% 95% 95% 95% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 90% 90% 91% 90% 90% Original LTV: 90.01 — 100 9% 9% 9% 9% 9% Weighted Average FICO 591 589 589 590 588 FICO: <=600 48% 50% 49% 49% 46% FICO: 601 — 640 15% 14% 14% 14% 12% FICO: 641 — 680 9% 8% 8% 8% 8% FICO: 681 — 720 5% 6% 6% 6% 5% FICO: 721 — 760 3% 3% 3% 3% 3% FICO: 761 — 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 18% 16% 16% 16% 24% New Sale/Resale Customer New Sale 0% 0% 1% 1% 1% Resale 100% 100% 99% 99% 99%

Portfolio Characteristics — Trust IV (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 128,021,851 132,248,358 136,768,868 140,831,514 145,663,450 Security Type ARM — - - - -Fixed 128,021,851 132,248,358 136,768,868 140,831,514 145,663,450 Total 128,021,851 132,248,358 136,768,868 140,831,514 145,663,450 Underlying Loan Characteristics Number of Loans 5,624 5,779 5,951 6,104 6,216 Total Principal Balance 128,021,851 132,248,358 136,768,868 140,831,514 145,663,450 Average Loan Size 22,763 22,884 22,983 23,072 23,434 Year 2010 Origination 2% 1% 1% 0% 0% Year 2009 Origination 2% 2% 2% 2% 1% Year 2008 Origination 1% 1% 1% 1% 1% Year 2007 Origination 1% 1% 1% 1% 1% Year 2006 Origination 1% 1% 1% 1% 1% Year 2005 Origination 2% 2% 2% 2% 2% Year 2004 Origination and Earlier 91% 92% 92% 93% 93% State TX 22% 22% 22% 22% 22% MS 19% 18% 19% 18% 19% AL 13% 13% 12% 13% 13% LA 6% 6% 6% 6% 6% FL 9% 9% 9% 9% 9% SC 0% 0% 0% 0% 0% Other States 33% 33% 33% 33% 33% Current Delinquency Status Current 98% 98% 98% 97% 97% 30 1% 1% 0% 1% 1% 60 0% 0% 0% 0% 0% 90 0% 0% 0% 0% 0% 120+ 1% 1% 1% 1% 1% Loan Status Active 94% 93% 93% 93% 93% Bankruptcy 5% 6% 6% 6% 5% Foreclosure 1% 1% 1% 1% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 52 51 54 61 57 $1,455,621 1,410,384 1,521,132 1,680,109 1,673,337 0-3 months 42% 34% 37% 49% 38% 4-6 months 11% 12% 17% 8% 10% 7-9 months 9% 14% 11% 6% 7% 10-12 months 8% 6% 7% 5% 9% over 12 months 30% 35% 28% 33% 36% Weighted Average Original LTV 96% 96% 96% 96% 96% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 93% 93% 93% 93% 93% Original LTV: 90.01 — 100 7% 7% 7% 7% 7% Weighted Average FICO 595 593 594 594 592 FICO: <=600 46% 47% 47% 47% 44% FICO: 601 — 640 13% 14% 14% 14% 12% FICO: 641 — 680 10% 10% 10% 10% 9% FICO: 681 — 720 5% 5% 6% 6% 5% FICO: 721 — 760 3% 3% 4% 4% 3% FICO: 761 — 800 3% 3% 3% 3% 3% FICO: >=801 1% 1% 1% 1% 1% Unknown 17% 16% 16% 16% 23% New Sale/Resale Customer New Sale 65% 65% 66% 66% 67% Resale 35% 35% 34% 34% 33%

Portfolio Characteristics — Trust VI (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 118,634,635 120,987,703 123,136,165 125,115,206 127,322,957 Security Type ARM — - - - -Fixed 118,634,635 120,987,703 123,136,165 125,115,206 127,322,957 Total 118,634,635 120,987,703 123,136,165 125,115,206 127,322,957 Underlying Loan Characteristics Number of Loans 3,476 3,512 3,547 3,581 3,610 Total Principal Balance 118,634,635 120,987,703 123,136,165 125,115,206 127,322,957 Average Loan Size 34,130 34,450 34,716 34,939 35,270 Year 2010 Origination 2% 2% 1% 0% 0% Year 2009 Origination 2% 2% 2% 2% 2% Year 2008 Origination 1% 1% 1% 2% 2% Year 2007 Origination 1% 1% 1% 1% 1% Year 2006 Origination 2% 2% 2% 2% 2% Year 2005 Origination 1% 1% 1% 1% 1% Year 2004 Origination and Earlier 90% 91% 91% 92% 92% State TX 21% 21% 21% 21% 22% MS 18% 18% 18% 18% 18% AL 10% 10% 10% 10% 10% LA 6% 6% 6% 6% 6% FL 6% 6% 6% 6% 6% SC 11% 11% 11% 11% 11% Other States 27% 28% 28% 28% 28% Current Delinquency Status Current 98% 98% 97% 97% 97% 30 1% 1% 1% 1% 1% 60 0% 0% 0% 0% 0% 90 0% 0% 0% 0% 0% 120+ 1% 1% 2% 1% 1% Loan Status Active 94% 94% 94% 94% 94% Bankruptcy 4% 4% 4% 4% 4% Foreclosure 1% 1% 2% 2% 1% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 43 39 44 53 53 $1,586,725 1,384,770 1,429,224 1,820,750 1,859,035 0-3 months 48% 40% 30% 28% 38% 4-6 months 16% 4% 10% 18% 14% 7-9 months 0% 7% 14% 10% 11% 10-12 months 4% 12% 11% 6% 7% over 12 months 31% 38% 36% 38% 30% Weighted Average Original LTV 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 - 90 92% 92% 92% 92% 92% Original LTV: 90.01 — 100 8% 8% 8% 8% 8% Weighted Average FICO 596 593 593 594 594 FICO: <=600 48% 49% 48% 48% 45% FICO: 601 — 640 13% 15% 15% 15% 14% FICO: 641 — 680 11% 12% 11% 12% 10% FICO: 681 — 720 6% 5% 5% 5% 5% FICO: 721 — 760 3% 3% 3% 3% 3% FICO: 761 — 800 3% 3% 3% 3% 3% FICO: >=801 1% 1% 1% 1% 1% Unknown 15% 13% 13% 13% 19% New Sale/Resale Customer New Sale 75% 75% 75% 76% 76% Resale 25% 25% 25% 24% 24%

Portfolio Characteristics — Trust VII (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 118,591,735 120,543,209 122,506,484 124,706,766 126,679,138 Security Type ARM — - - - -Fixed 118,591,735 120,543,209 122,506,484 124,706,766 126,679,138 Total 118,591,735 120,543,209 122,506,484 124,706,766 126,679,138 Underlying Loan Characteristics Number of Loans 2,679 2,703 2,722 2,748 2,773 Total Principal Balance 118,591,735 120,543,209 122,506,484 124,706,766 126,679,138 Average Loan Size 44,267 44,596 45,006 45,381 45,683 Year 2010 Origination 2% 1% 1% 0% 0% Year 2009 Origination 3% 3% 3% 3% 2% Year 2008 Origination 2% 2% 2% 2% 2% Year 2007 Origination 2% 2% 2% 2% 2% Year 2006 Origination 1% 1% 2% 2% 2% Year 2005 Origination 2% 2% 2% 2% 2% Year 2004 Origination and Earlier 89% 89% 90% 90% 91% State TX 26% 27% 27% 26% 27% MS 18% 18% 17% 18% 18% AL 10% 10% 10% 10% 10% LA 6% 6% 6% 6% 6% FL 5% 5% 5% 5% 5% SC 5% 5% 5% 5% 5% Other States 30% 30% 35% 35% 35% Current Delinquency Status Current 98% 98% 97% 97% 97% 30 1% 1% 1% 1% 1% 60 0% 0% 0% 0% 0% 90 0% 0% 0% 0% 0% 120+ 1% 1% 1% 2% 2% Loan Status Active 94% 94% 93% 93% 92% Bankruptcy 5% 5% 5% 6% 6% Foreclosure 2% 1% 2% 2% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 47 51 54 51 43 $1,979,884 2,112,118 2,141,014 1,967,366 1,730,162 0-3 months 29% 35% 46% 48% 55% 4-6 months 20% 21% 12% 17% 10% 7-9 months 11% 7% 11% 6% 7% 10-12 months 6% 10% 4% 6% 3% over 12 months 34% 28% 27% 23% 25% Weighted Average Original LTV 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 91% 91% 91% 91% 91% Original LTV: 90.01 — 100 9% 9% 9% 9% 9% Weighted Average FICO 590 587 587 587 583 FICO: <=600 50% 52% 52% 52% 50% FICO: 601 — 640 14% 14% 14% 14% 12% FICO: 641 — 680 10% 10% 10% 10% 8% FICO: 681 — 720 5% 5% 5% 5% 4% FICO: 721 — 760 2% 2% 2% 2% 3% FICO: 761 — 800 3% 3% 3% 3% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 14% 13% 13% 13% 19% New Sale/Resale Customer New Sale 79% 80% 80% 80% 80% Resale 21% 20% 20% 20% 20%

Portfolio Characteristics — Trust VIII (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 125,335,471 127,497,721 130,665,651 132,039,122 134,998,550 Security Type ARM — - - - -Fixed 125,335,471 127,497,721 130,665,651 132,039,122 134,998,550 Total 125,335,471 127,497,721 130,665,651 132,039,122 134,998,550 Underlying Loan Characteristics Number of Loans 2,956 2,984 3,044 3,096 3,246 Total Principal Balance 125,335,471 127,497,721 130,665,651 132,039,122 134,998,550 Average Loan Size 42,400 42,727 42,926 42,648 41,589 Year 2010 Origination 2% 2% 1% 0% 0% Year 2009 Origination 3% 3% 3% 3% 2% Year 2008 Origination 2% 2% 2% 2% 2% Year 2007 Origination 2% 2% 3% 2% 2% Year 2006 Origination 2% 2% 2% 2% 2% Year 2005 Origination 2% 2% 2% 2% 2% Year 2004 Origination and Earlier 87% 87% 88% 89% 89% State TX 28% 28% 28% 28% 28% MS 19% 19% 19% 19% 19% AL 9% 9% 9% 9% 9% LA 6% 6% 6% 6% 6% FL 5% 5% 5% 5% 5% SC 5% 5% 5% 5% 5% Other States 28% 28% 29% 29% 29% Current Delinquency Status Current 97% 98% 97% 96% 96% 30 1% 1% 1% 1% 1% 60 1% 0% 0% 0% 1% 90 0% 0% 0% 0% 0% 120+ 1% 1% 2% 2% 2% Loan Status Active 91% 92% 91% 91% 91% Bankruptcy 6% 7% 7% 7% 7% Foreclosure 2% 2% 3% 2% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 60 56 49 62 50 $2,829,056 2,677,575 2,087,119 2,758,940 2,040,360 0-3 months 26% 39% 22% 43% 48% 4-6 months 24% 6% 18% 14% 19% 7-9 months 6% 15% 6% 20% 5% 10-12 months 11% 3% 20% 2% 11% over 12 months 33% 37% 33% 21% 16% Weighted Average Original LTV 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 89% 88% 89% 89% 88% Original LTV: 90.01 — 100 11% 12% 11% 11% 12% Weighted Average FICO 585 581 581 581 579 FICO: <=600 53% 55% 55% 55% 51% FICO: 601 — 640 14% 13% 13% 13% 12% FICO: 641 — 680 9% 9% 9% 9% 8% FICO: 681 — 720 5% 5% 5% 5% 4% FICO: 721 — 760 2% 2% 2% 2% 2% FICO: 761 — 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 14% 13% 13% 13% 20% New Sale/Resale Customer New Sale 75% 75% 75% 76% 76% Resale 25% 25% 25% 24% 24%

Portfolio Characteristics — Trust X (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 184,531,558 186,505,518 190,086,151 193,124,621 195,052,595 Security Type ARM — - - - -Fixed 184,531,558 186,505,518 190,086,151 193,124,621 195,052,595 Total 184,531,558 186,505,518 190,086,151 193,124,621 195,052,595 Underlying Loan Characteristics Number of Loans 3,150 3,169 3,208 3,238 3,255 Total Principal Balance 184,531,558 186,505,518 190,086,151 193,124,621 195,052,595 Average Loan Size 58,581 58,853 59,254 59,643 59,924 Year 2010 Origination 2% 2% 1% 0% 0% Year 2009 Origination 4% 4% 4% 4% 3% Year 2008 Origination 2% 2% 3% 3% 3% Year 2007 Origination 3% 3% 3% 3% 3% Year 2006 Origination 2% 2% 2% 2% 2% Year 2005 Origination 2% 2% 2% 2% 2% Year 2004 Origination and Earlier 85% 85% 86% 86% 87% State TX 33% 33% 33% 33% 33% MS 18% 18% 18% 18% 18% AL 7% 7% 7% 7% 7% LA 7% 7% 7% 7% 7% FL 4% 4% 4% 4% 4% SC 6% 6% 6% 6% 6% Other States 25% 25% 25% 26% 26% Current Delinquency Status Current 97% 97% 97% 96% 95% 30 1% 1% 1% 1% 2% 60 0% 0% 0% 1% 1% 90 0% 0% 0% 0% 0% 120+ 1% 1% 2% 2% 2% Loan Status Active 90% 91% 91% 89% 89% Bankruptcy 8% 8% 8% 8% 8% Foreclosure 2% 2% 2% 3% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 45 43 42 100 107 $2,076,964 1,963,127 2,033,796 4,528,731 5,062,602 0-3 months 38% 56% 83% 32% 40% 4-6 months 21% 33% 17% 20% 15% 7-9 months 28% 11% 0% 11% 12% 10-12 months 13% 0% 0% 8% 9% over 12 months 0% 0% 0% 29% 25% Weighted Average Original LTV 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 88% 88% 88% 88% 88% Original LTV: 90.01 — 100 12% 12% 12% 12% 12% Weighted Average FICO 579 576 576 576 573 FICO: <=600 54% 58% 58% 58% 53% FICO: 601 — 640 16% 15% 15% 15% 13% FICO: 641 — 680 9% 8% 8% 8% 7% FICO: 681 — 720 4% 3% 4% 4% 3% FICO: 721 — 760 2% 2% 2% 2% 2% FICO: 761 — 800 2% 1% 1% 1% 1% FICO: >=801 0% 1% 0% 0% 0% Unknown 13% 12% 12% 12% 20% New Sale/Resale Customer New Sale 80% 81% 81% 81% 82% Resale 20% 19% 19% 19% 18%

Portfolio Characteristics — Trust XI (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 165,730,296 167,659,814 170,880,300 172,245,314 174,823,561 Security Type ARM — - - - -Fixed 165,730,296 167,659,814 170,880,300 172,245,314 174,823,561 Total 165,730,296 167,659,814 170,880,300 172,245,314 174,823,561 Underlying Loan Characteristics Number of Loans 2,661 2,681 2,711 2,718 2,746 Total Principal Balance 165,730,296 167,659,814 170,880,300 172,245,314 174,823,561 Average Loan Size 62,281 62,536 63,032 63,372 63,665 Year 2010 Origination 3% 2% 1% 0% 0% Year 2009 Origination 3% 3% 3% 4% 3% Year 2008 Origination 2% 2% 3% 3% 3% Year 2007 Origination 3% 3% 3% 3% 3% Year 2006 Origination 2% 2% 2% 2% 3% Year 2005 Origination 1% 1% 1% 1% 1% Year 2004 Origination and Earlier 86% 87% 87% 87% 88% State TX 39% 38% 38% 38% 38% MS 17% 17% 17% 17% 17% AL 8% 8% 8% 8% 8% LA 7% 7% 7% 7% 7% FL 4% 4% 4% 4% 4% SC 5% 5% 5% 5% 5% Other States 21% 21% 26% 26% 26% Current Delinquency Status Current 96.0% 96.5% 96.7% 96.0% 95.5% 30 1% 1% 1% 1% 1% 60 1% 1% 0% 1% 0% 90 0% 0% 0% 0% 1% 120+ 2% 1% 2% 2% 2% Loan Status Active 90% 90% 90% 89% 89% Bankruptcy 7% 8% 8% 8% 7% Foreclosure 2% 2% 2% 3% 3% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 87 83 84 90 83 $4,660,563 4,475,136 4,348,548 4,478,443 4,193,182 0-3 months 38% 37% 36% 39% 37% 4-6 months 11% 12% 12% 16% 16% 7-9 months 12% 13% 12% 8% 13% 10-12 months 8% 11% 6% 11% 7% over 12 months 30% 27% 35% 26% 27% Weighted Average Original LTV 97% 97% 97% 97% 97% Original LTV: 0-70 0% 0% 0% 0% 0% Original LTV: 70.01 — 80 0% 0% 0% 0% 0% Original LTV: 80.01 — 90 90% 89% 90% 89% 89% Original LTV: 90.01 — 100 10% 11% 10% 11% 11% Weighted Average FICO 581 577 577 577 577 FICO: <=600 56% 58% 58% 58% 53% FICO: 601 — 640 14% 15% 15% 15% 13% FICO: 641 — 680 9% 8% 8% 8% 8% FICO: 681 — 720 5% 4% 4% 4% 4% FICO: 721 — 760 3% 2% 2% 2% 2% FICO: 761 - 800 2% 2% 2% 2% 2% FICO: >=801 1% 1% 1% 1% 1% Unknown 11% 10% 10% 10% 18% New Sale/Resale Customer New Sale 85% 85% 85% 86% 86% Resale 15% 15% 15% 14% 14%

Portfolio Characteristics — Trust 2004-1 (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 169,490,511 172,282,873 173,852,854 176,683,990 178,776,669 Security Type ARM 767,064 769,450 815,296 817,808 866,183 Fixed 168,723,447 171,513,423 173,037,558 175,866,182 177,910,486 Total 169,490,511 172,282,873 173,852,854 176,683,990 178,776,669 Underlying Loan Characteristics Number of Loans 2,602 2,631 2,652 2,681 2,701 Total Principal Balance 169,490,511 172,282,873 173,852,854 176,683,990 178,776,669 Average Loan Size 65,139 65,482 65,555 65,902 66,189 Year 2010 Origination 4% 3% 2% 0% 0% Year 2009 Origination 3% 4% 4% 4% 3% Year 2008 Origination 2% 2% 2% 2% 2% Year 2007 Origination 1% 1% 1% 1% 1% Year 2006 Origination 3% 3% 3% 3% 3% Year 2005 Origination 1% 1% 1% 1% 1% Year 2004 Origination and Earlier 85% 86% 87% 89% 89% State TX 49% 49% 49% 49% 49% MS 14% 13% 13% 13% 13% AL 6% 6% 6% 7% 7% LA 5% 5% 5% 5% 5% FL 4% 4% 4% 4% 4% SC 4% 4% 4% 4% 4% Other States 17% 18% 18% 18% 18% Current Delinquency Status Current 96% 97% 97% 96% 96% 30 2% 1% 1% 1% 1% 60 0% 1% 0% 1% 1% 90 0% 0% 0% 0% 0% 120+ 2% 1% 2% 2% 2% Loan Status Active 92% 92% 92% 91% 91% Bankruptcy 6% 6% 6% 6% 7% Foreclosure 2% 2% 2% 3% 2% Litigation 0% 0% 0% 0% 0% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 74 70 76 76 75 $4,284,505 4,003,661 4,656,595 4,716,821 4,713,636 0-3 months 52% 51% 42% 32% 39% 4-6 months 17% 9% 11% 18% 18% 7-9 months 6% 7% 11% 15% 13% 10-12 months 6% 6% 7% 13% 15% over 12 months 19% 27% 29% 23% 15% Weighted Average Original LTV 92% 92% 92% 92% 92% Original LTV: 0-70 0% 0% 0% 1% 1% Original LTV: 70.01 — 80 2% 2% 2% 2% 2% Original LTV: 80.01 — 90 80% 80% 81% 80% 79% Original LTV: 90.01 — 100 18% 18% 17% 18% 18% Weighted Average FICO 592 589 589 590 588 FICO: <=600 54% 55% 55% 55% 50% FICO: 601 — 640 14% 14% 14% 14% 12% FICO: 641 — 680 11% 9% 10% 10% 9% FICO: 681 — 720 5% 5% 5% 5% 5% FICO: 721 — 760 3% 4% 4% 4% 4% FICO: 761 — 800 4% 4% 4% 4% 3% FICO: >=801 2% 1% 1% 2% 1% Unknown 7% 8% 8% 8% 17% New Sale/Resale Customer New Sale 85% 86% 87% 89% 89% Resale 15% 14% 13% 11% 11%

Portfolio Characteristics — Trust 2005-1 (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 171,038,606 172,496,592 175,193,469 176,999,187 180,417,157 Security Type ARM 3,182,299 3,196,199 3,522,097 3,887,838 3,901,180 Fixed 167,856,307 169,300,392 171,671,372 173,111,349 176,515,978 Total 171,038,606 172,496,592 175,193,469 176,999,187 180,417,157 Underlying Loan Characteristics Number of Loans 2,284 2,292 2,318 2,330 2,366 Total Principal Balance 171,038,606 172,496,592 175,193,469 176,999,187 180,417,157 Average Loan Size 74,886 75,260 75,580 75,965 76,254 Year 2010 Origination 4% 3% 2% 0% 0% Year 2009 Origination 4% 4% 4% 4% 3% Year 2008 Origination 2% 2% 2% 3% 3% Year 2007 Origination 1% 1% 1% 1% 1% Year 2006 Origination 7% 7% 7% 7% 7% Year 2005 Origination 65% 65% 65% 66% 66% Year 2004 Origination an 17% 18% 19% 19% 20% State TX 42% 42% 42% 42% 42% MS 14% 14% 14% 14% 14% AL 8% 8% 8% 8% 8% LA 6% 6% 6% 6% 6% FL 3% 3% 3% 3% 4% SC 6% 6% 6% 6% 6% Other States 20% 20% 21% 21% 21% Current Delinquency Status Current 96% 96% 96% 94% 94% 30 1% 1% 1% 1% 1% 60 1% 1% 0% 1% 1% 90 0% 1% 1% 1% 0% 120+ 2% 2% 2% 3% 3% Loan Status Active 90% 90% 90% 89% 90% Bankruptcy 7% 7% 7% 7% 7% Foreclosure 2% 2% 3% 3% 3% Litigation 0% 0% 0% 0% 1% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 96 100 92 92 81 $6,701,427 6,691,289 6,204,433 6,206,531 5,441,608 0-3 months 23% 37% 41% 38% 43% 4-6 months 21% 17% 16% 21% 17% 7-9 months 13% 11% 15% 11% 16% 10-12 months 12% 12% 8% 10% 9% over 12 months 31% 22% 20% 20% 16% Weighted Average Origin 90% 90% 90% 90% 90% Original LTV: 0-70 2% 2% 2% 2% 2% Original LTV: 70.01 — 80 4% 4% 4% 4% 4% Original LTV: 80.01 — 90 37% 36% 37% 35% 35% Original LTV: 90.01 — 100 57% 57% 57% 58% 59% Weighted Average FICO 586 581 581 581 582 FICO: <=600 57% 59% 59% 59% 53% FICO: 601 — 640 14% 14% 13% 13% 10% FICO: 641 — 680 9% 7% 7% 7% 8% FICO: 681 — 720 5% 6% 6% 6% 4% FICO: 721 — 760 3% 3% 4% 3% 3% FICO: 761 — 800 3% 3% 3% 3% 3% FICO: >=801 1% 1% 1% 1% 1% Unknown 8% 7% 7% 7% 17% New Sale/Resale Customer New Sale 88% 89% 89% 91% 91% Resale 12% 11% 11% 9% 9%

Portfolio Characteristics — Trust 2006-1 (Unaudited) 2010 2010 2010 2009 2009 Q3 Q2 Q1 Q4 Q3 Principal Value 178,791,688 181,132,551 181,747,258 183,443,356 189,176,856 Security Type ARM 14,511,321 15,098,454 16,571,087 16,964,883 18,478,434 Fixed 164,280,366 166,034,096 165,176,172 166,478,473 170,698,423 Total 178,791,688 181,132,551 181,747,258 183,443,356 189,176,856 Underlying Loan Characteristics Number of Loans 2,005 2,023 2,019 2,030 2,080 Total Principal Balance 178,791,688 181,132,551 181,747,258 183,443,356 189,176,856 Average Loan Size 89,173 89,537 90,018 90,366 90,950 Year 2010 Origination 5% 4% 2% 0% 0% Year 2009 Origination 4% 3% 3% 3% 2% Year 2008 Origination 2% 2% 2% 2% 3% Year 2007 Origination 15% 14% 17% 18% 18% Year 2006 Origination 68% 68% 66% 68% 70% Year 2005 Origination 6% 9% 10% 9% 7% Year 2004 Origination and Earlier 0% 0% 0% 0% 0% State TX 35% 35% 34% 34% 34% MS 12% 12% 12% 12% 12% AL 6% 7% 7% 7% 7% LA 7% 7% 7% 8% 8% FL 8% 8% 8% 8% 9% SC 7% 7% 7% 7% 7% Other States 23% 23% 24% 24% 24% Current Delinquency Status Current 94% 94% 95% 92% 92% 30 1% 1% 1% 1% 2% 60 1% 1% 0% 1% 1% 90 1% 0% 0% 1% 1% 120+ 4% 3% 4% 5% 5% Loan Status Active 88% 88% 88% 88% 88% Bankruptcy 8% 8% 8% 7% 6% Foreclosure 4% 4% 4% 5% 4% Litigation 0% 0% 0% 0% 1% Total Fire Loss 0% 0% 0% 0% 0% Real Estate Owned # of Accounts 126 129 151 160 132 $9,999,416 10,156,674 11,991,712 12,662,744 10,504,469 0-3 months 27% 24% 18% 31% 19% 4-6 months 11% 9% 17% 10% 18% 7-9 months 9% 15% 11% 14% 17% 10-12 months 12% 12% 13% 12% 13% over 12 months 41% 40% 41% 33% 33% Weighted Average Original LTV 87% 87% 87% 87% 87% Original LTV: 0-70 4% 4% 5% 5% 5% Original LTV: 70.01 — 80 9% 9% 9% 9% 9% Original LTV: 80.01 — 90 49% 48% 49% 48% 48% Original LTV: 90.01 — 100 37% 38% 37% 38% 38% Weighted Average FICO 587 583 583 583 584 FICO: <=600 56% 59% 58% 58% 51% FICO: 601 — 640 14% 13% 13% 13% 12% FICO: 641 — 680 9% 7% 7% 7% 8% FICO: 681 — 720 5% 5% 5% 5% 5% FICO: 721 — 760 3% 4% 3% 3% 3% FICO: 761 — 800 2% 2% 2% 2% 2% FICO: >=801 2% 1% 1% 1% 1% Unknown 10% 9% 9% 9% 18% New Sale/Resale Customer New Sale 90% 91% 93% 95% 95% Resale 10% 9% 7% 5% 5%

Securitization Triggers and Trust Cash Releases Key Securitization Trust Triggers Securitization Triggers Trust Agreement Delinquency September 30, 2010 September 30, 2009 Loss September 30, 2010 September 30, 2009 Date Trigger Delinquency Delinquency Trigger Losses Losses Trust IV March 1, 1995 N/A 10.00% 4.24% 4.20% Trust VI March 1, 1997 8.00% 1.30% 1.63% 8.00% 5.06% 4.99% Trust VII November 19, 1998 8.50% 1.79% 2.27% 1.50% 0.84% 0.97% Trust VIII April 12, 2000 8.50% 2.35% 2.49% 1.50% 1.14% 1.03% Trust X October 31, 2001 8.00% 2.29% 3.32% 7.00% 6.77% 7.50% Trust XI June 26, 2003 8.75% 2.69% 3.27% 7.25% 4.72% 4.23% Trust 2004-1 July 13, 2004 8.00% 5.33% 6.05% 5.50% 2.42% 2.02% Trust 2005-1 November 22, 2005 8.00% 7.76% 7.66% 4.75% 2.36% 1.77% Trust 2006-1 October 27, 2006 8.00% 11.62% 13.01% 5.25% 3.64% 2.21% Unencumbered Total Note: The trust cash releases noted above represent the cash flows of the beneficial interest of each Trust as well as the unencumbered portfolio which excludes servicing fees earned by the Company. Pleas other securitization documents for further details on covenants and servicer requirements.